UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dear Fellow Shareholders,

February 28, 2013 marked the end of our fourteenth fiscal year, a period of continued recoveries in the stock market and economy. For the Fund's fiscal year, the Fund achieved a total return of 14.80% vs. 13.44% over the same period for our benchmark index, the S&P 500. Much of that came in the first two months of calendar 2013, when many indexes approached the all-time highs that they had achieved in 2007, before the “Great Recession.”

A few highlights once again confirm the fundamental strength of our strategy, which is to manage the fund efficiently from the point of view of expenses, while maximizing dividend income, and investing consistently in companies whose products have the widest popular appeal.

1.

We surpassed the $1 million mark in dividends and interest received for the fifth straight year, receiving $1,212,775, up 10.55% from the $1,097,004 received a year earlier. Most of the component companies continued to increase dividend payouts.

2.

Fund performance again benefited from the tight lid we kept on expenses, which totaled $366,955, increasing the expense ratio only slightly, from 0.88% to 0.91%. By paying for services at established prices instead of a percentage of the fund’s NAV, the Fund can grow without increasing expenses. Any continuing market recovery or increase in subscriptions should further reduce the expense ratio.

3.

We paid an annual dividend of 32.22¢ per share, which was up 35.3% from the previous 23.81¢. Since inception, the fund has paid a total of $3.08921 per share in dividends and capital gains distributions.

4.

We limited portfolio turnover to 4.22%, down from 8.60% a year earlier, despite the process of adding new components Aflac, General Mills, Medtronic, and Yum! Brands.

We think that our results confirm the validity of our fundamental approach, which is to continually build our holdings in a widely diversified portfolio of stocks that offer direct investing and dividend reinvestment to their shareholders. As we begin another year of operations, our focus remains on the long term, during which we believe that the wisdom of owning high-quality companies, reinvesting dividends, and spreading funds among component companies will continue to be profitable.

Once again this year, we congratulate DRIPX shareholders for their discipline and patience, and hope that you will join us in continuing to add to your holdings on a regular basis, allowing us to take advantage of what we believe are exceptional opportunities in the stock market over the long term.

<signed>Vita Nelson and David Fish, co-managers

<March 20, 2013>

Must be preceded or accompanied by a prospectus. -Mutual fund investing involves risk. Principal loss is possible.

Past performance is not a guarantee of future results.

THE MP63 FUND, INC.

PERFORMANCE ILLUSTRATION

FEBRUARY 28, 2013 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING FEBRUARY 28, 2013

	1 Year	5 Year	10 Year	Ending Value
The MP63 Fund, Inc.	14.80%	5.32%	8.17%	$21,944
S&P 500 Index	13.44%	4.94%	8.23%	$22,068

$24,000
$23,000
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
Aug-12
Feb-13
The MP 63 Fund, Inc.
S&P 500 Index

This chart assumes an initial investment of $10,000 made on the closing of February 28, 2003. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MP63 Fund

February 28, 2013 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
4.09%
Utilities
11.25%
Cash Equivalents
0.56%
Basic Materials
7.48%
Communication
Services
4.29%
Consumer Cyclical
11.04%
Consumer Defensive
15.58%
Energy
3.28%
Financial Services
11.54%
Healthcare
7.44%
Industrials
23.45%

The MP63 Fund, Inc.

		Schedule of Investments
	February 28, 2013

Shares/Principal Amount of Assets		Market Value

COMMON STOCKS - 98.94%

Aerospace/Aircrafts/Defense - 4.26%
6,200	Boeing Co.	$ 476,780
10,500	Raytheon Co.	572,985
8,500	United Technologies Corp.	769,675
		1,819,440
Auto Parts - Retail/Wholesale - 1.70%
10,200	Genuine Parts Co.	724,506

Banks - 5.09%
23,800	Bank of America Corp.	267,274
14,100	Bank of New York Mellon Corp.	382,674
27,200	BB&T Corp.	825,792
20,500	US Bancorp	696,590
		2,172,330
Beverages - 4.25%
12,300	Beam, Inc.	750,669
18,900	Coca-Cola Co.	731,808
4,400	Pepsico, Inc.	333,388
		1,815,865
Cable & Other Pay Television Services - 0.89%
9,500	Comcast Corp. Class A	378,005

Chemicals - Diversified - 2.03%
28,500	RPM International, Inc.	866,685

Chemicals - Specialty - 1.91%
7,200	Praxair, Inc.	813,960

Commercial Services - 1.88%
10,500	Ecolab, Inc.	803,775

Containers - Paper/Plastic - 1.50%
17,200	Bemis Co., Inc.	642,248

Cosmetics & Personal Care - 1.76%
5,000	Avon Products, Inc.	97,750
5,700	Colgate-Palmolive Co.	652,251
		750,001
Diversified Operations - 4.31%
6,900	3M Co.	717,600
29,200	Corning, Inc.	368,212
32,500	General Electric Co.	754,650
		1,840,462
Electronic Equipment - 1.70%
12,800	Emerson Electric Co.	725,760

Electronic - Semiconductors - 1.54%
31,600	Intel Corp.	659,808

Finance - Investment Management - 1.69%
5,100	Franklin Resources, Inc.	720,375

Financial Services - 2.25%
29,000	Paychex, Inc.	960,045

Food - Misc. Preparation - 4.77%
13,600	Archer Daniels-Midland Co.	433,296
21,200	ConAgra Foods, Inc.	723,132
2,500	General Mills, Inc.	115,625
20,400	Hormel Foods Corp.	763,164
		2,035,217
General Household Products - 1.59%
8,600	Stanley Black & Decker, Inc.	676,820

Insurance - Life/Property/Casual - 2.47%
5,300	AFLAC, Inc.	264,735
9,800	Travelers Companies, Inc.	788,116
		1,052,851
Leisure Products - 2.09%
10,200	Polaris Industries, Inc.	891,174

Machinery - Const./Mining/Farming - 4.35%
23,700	Amcol International Corp.	692,988
5,000	Caterpillar, Inc.	461,850
8,000	Deere & Co.	702,640
		1,857,478
Machinery - Electrical Equipment - 5.50%
11,200	Dover Corp.	821,520
24,400	Johnson Controls, Inc.	767,868
16,300	Tennant Co.	760,721
		2,350,109
Manufacturing - 1.79%
12,400	Illinois Tool Works, Inc.	762,600

Medical/Dental - Supplies - 1.46%
7,100	Becton Dickinson & Co.	625,226

Medical Instruments/Products - 0.85%
8,100	Medtronic, Inc.	364,176

Medical Drugs - 4.30%
12,000	Abbott Laboratories	405,480
12,000	Abbvie, Inc.	443,040
13,000	Johnson & Johnson	989,430
		1,837,950
Metal Ores - Gold/Non Ferrous - 0.27%
22,400	Arch Coal, Inc.	117,152

Oil & Gas - International - 1.59%
7,600	Exxon Mobil Corp.	680,580

Paper & Paper Products - 1.63%
7,400	Kimberly Clark Corp.	697,672

Refuse Systems - 0.81%
9,300	Waste Management, Inc.	347,076

Retail - Food & Restaurant - 0.32%
2,100	Yum! Brands, Inc.	137,508

Retail - Variety Stores - 1.68%
7,100	Costco Wholesale Corp.	719,159

Retail/Wholesale - Building Products - 1.96%
12,200	Home Depot, Inc.	835,700

Services - Prepackaged Software - 1.66%
25,500	Microsoft Corp.	708,900

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.41%
7,900	Proctor & Gamble Co.	601,822

Telecommunications Services - 3.39%
20,200	AT&T, Inc.	725,382
20,800	CenturyLink, Inc.	721,136
		1,446,518
Textile - Apparel/Mill Products - 1.62%
4,300	VF Corp.	693,418

Transportation - Equipment/Leasing - 1.67%
12,700	Ryder Systems, Inc.	713,740

Transportation - Railroads - 1.64%
5,100	Union Pacific Corp.	699,261

Utility - Electric - 7.22%
10,000	Duke Energy Corp.	692,500
15,100	Edison International	725,253
36,000	MDU Resources Group, Inc.	869,760
11,100	NextEra Energy, Inc.	797,757
		3,085,270
Utility - Gas Distribution - 3.25%
10,200	National Fuel Gas Co.	593,538
16,300	SCANA Corp.	796,092
		1,389,630
Utility - Water - 2.11%
30,900	Aqua America, Inc.	900,117

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 0.78%
11,000	Owens & Minor, Inc.	334,950

TOTAL FOR COMMON STOCK (Cost $29,917,546) - 98.94%		42,255,339

CASH & EQUIVALENTS - 0.55%
236,280	Fidelity Money Market Portfolio Select Class (Cost $236,280) 0.06%**	236,280

	TOTAL INVESTMENTS - 99.49% (Cost $30,153,826) (Note 4)	42,491,619

	OTHER ASSETS LESS LIABILITIES - 0.51%	214,974

	NET ASSETS - 100.00%	$ 42,706,593

** Variable rate security; the money market rate shown represents the yield at February 28, 2013.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
February 28, 2013

Assets
Investments at Market Value (Cost $30,153,826)	$ 42,491,619
Cash	1,500
Receivables
Dividends and Interest	121,950
Securities Sold	154,900
Shareholder Subscriptions	500
Prepaid Expenses	13,998
Total Assets	42,784,467
Liabilities
Other Accrued Expenses	34,379
Shareholder Redemptions	25,000
Accrued Administrative Fees (Note 3)	7,048
Accrued Management Fees (Note 3)	11,447
Total Liabilities	77,874

Net Assets	$ 42,706,593

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 3,024,469 shares issued and outstanding	$ 3,024
Additional Paid in Capital	30,433,496
Accumulated Undistributed Net Investment Income	(24,157)
Realized Gain on Investments - Net	(43,563)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	12,337,793
Net Assets	$ 42,706,593

Net Asset Value and Offering Price ($42,706,593/3,024,469)	$ 14.12

Redemption Price Per Share ($14.12 x .99)*	$ 13.98

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The MP63 Fund, Inc.

Statement of Operations
For the year ended February 28, 2013

Investment Income:
Dividend Income	$ 1,212,209
Interest Income	566
Total Investment Income	1,212,775
Expenses:
Investment advisor fees (Note 3)	140,978
Administration fees (Note 3)	53,086
Fund servicing expense (Note 3)	42,001
Registration fees	32,518
Insurance expense	8,610
Printing and postage expense	11,957
Compliance fees (Note 3)	12,001
Miscellaneous expense	9,635
Custody fees	6,710
Legal fees	18,131
Director fees (Note 3)	6,016
Audit fees	25,312
Total Expenses	366,955

Net Investment Income	845,820

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	35
Unrealized Appreciation on Investments	4,760,828
Net Realized and Unrealized Gain on Investments	4,760,863

Net Increase in Net Assets from Operations	$ 5,606,683

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	February 28, 2013	February 29, 2012
From Operations:
Net Investment Income	$ 845,820	$ 753,920
Net Realized Gain on Investments	35	587,809
Net Unrealized Appreciation (Depreciation)	4,760,828	(10,301)
Increase in Net Assets from Operations	5,606,683	1,331,428

From Distributions to Shareholders:
Net Investment Income	(967,454)	(753,469)
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	(967,454)	(753,469)

From Capital Share Transactions
Proceeds From Sale of Shares	1,863,193	1,939,757
Shares Issued on Reinvestment of Dividends	964,126	750,002
Cost of Shares Redeemed
(net of redemption fees $340 and $451, respectively)	(4,336,188)	(5,029,793)
Net Decrease from Shareholder Activity	(1,508,869)	(2,340,034)

Net Increase (Decrease) in Net Assets	3,130,360	(1,762,075)

Net Assets at Beginning of Year	39,576,233	41,338,308
Net Assets at End of Year (Including Undistributed Net
Investment Income of $0 and $97,477, respectively)	$ 42,706,593	$ 39,576,233

Share Transactions:
Issued	141,971	161,711
Reinvested	73,262	62,814
Redeemed	(329,140)	(412,195)
Net decrease in shares	(113,907)	(187,670)
Shares outstanding beginning of year	3,138,376	3,326,046
Shares outstanding end of year	3,024,469	3,138,376

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period:	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	February 28, 2013		February 29, 2012		February 28, 2011		February 28, 2010		February 28, 2009
Net Asset Value -
Beginning of Period	$ 12.61		$ 12.43		$ 10.74		$ 6.91		$ 12.10

Net Investment Income	0.28		0.23		0.20		0.20		0.22
Net Gains or Losses on Securities (realized and unrealized)	1.55		0.19		1.69		3.85		(5.20)
Total from Investment Operations	1.83		0.42		1.89		4.05		(4.98)

Early Redemption Fees	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*

Distributions (From Net Investment Income)	(0.32)		(0.24)		(0.20)		(0.22)		(0.21)
Distributions (From Capital Gains)	0.00		0.00		0.00		0.00		0.00
Total Distributions	(0.32)		(0.24)		(0.20)		(0.22)		(0.21)

Net Asset Value -
End of Period	$ 14.12		$ 12.61		$ 12.43		$ 10.74		$ 6.91

Total Return (a)	14.72%		3.47%		17.65%		58.49%		(41.49)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	42,707		39,576		41,338		36,481		23,497
Ratio of Expenses to Average Net Assets	0.91%		0.88%		0.89%		0.98%		0.96%
Ratio of Net Income to Average Net Assets	2.11%		1.93%		1.78%		2.09%		2.04%
Portfolio Turnover Rate	4.22%		8.60%		6.39%		14.73%		10.66%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005
The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2013

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2013

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2013:

(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$42,255,339	$ -	$ -	$42,255,339
Short-Term Investments	236,280	-	-	236,280
Total	$42,491,619	$ -	$ -	$42,491,619

The Fund did not hold any level 3 assets during the year ended February 28, 2013.  There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund’s policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  There are no unrecognized tax benefits in the accompanying financial statements in connection with tax positions taken by the Fund.  The Fund’s tax returns are subject to examination by the Internal Revenue Service for a period of three years.  There are currently no open tax years prior to February 28, 2009 and the Fund had no income tax related penalties or interest in these financial statements.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

G.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2013

the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

H.

Derivatives - The Fund  follows accounting standards that requires  enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  See Note 6 for additional disclosures on derivative investments at February 28, 2013.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value.  For the year ended February 28, 2013 the Advisor earned fees of $140,978.  At February 28, 2013 the Fund owed the Advisor $11,447 for advisory fees.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $51,000 for services rendered based on the Fund’s current asset size.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $42,001 during the year ended February 28, 2013.  At February 28, 2013, the Fund owed $7,048 for administrative services.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Independent Director an annual retainer of $2,000.  For the year ended February 28, 2013 the Fund incurred $6,016 in director fees.

The Chief Compliance Officer is paid $1,000 per month.  For the year ended February 28, 2013 the Chief Compliance Officer expenses incurred to the Fund amounted to $12,001.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended February 28, 2013, purchases and sales of securities, excluding short-term investments, aggregated $1,685,796 and $3,316,666, respectively. Cumulative unrealized appreciation (depreciation) amounted to the following: Unrealized appreciation $13,413,445 Unrealized depreciation (1,075,652), Net unrealized appreciation $12,337,793.

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2013

For Federal income tax purposes, the cost of investments owned at February 28, 2013 was $30,153,826.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 28, 2013, the components of net assets on a tax basis were as follows: Ordinary income $845,820, Long term gains $35 Unrealized appreciation $13,413,445 Unrealized depreciation (1,075,652).

The tax character of distributions paid during the fiscal year ended February 28, 2013 was as follows:

Distributions paid from: Ordinary income $967,454 Long term capital gains 0.

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows:

Distributions paid from: Ordinary income $753,469 Long term capital gains 0.

NOTE 6.  OPTIONS TRANSACTIONS

Transactions in written call options during the year ended February 28, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 1, 2012	-	$ -
Options written	100	2,497
Options exercised	(100)	(2,497)
Options expired	(-)	(-)
Options terminated in closing purchase transaction	(-)	(-)
Options outstanding at February 28, 2013	-	$ -

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the  Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

NOTE 7.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2013

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The MP63 Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc. (the “Fund”), including the schedule of investments as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The MP63 Fund, Inc. as of February 28, 2013, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

WithumSmith+Brown, P.C.

New York, NY

April 23, 2013

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 through February 28, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2012	February 28, 2013	September 1, 2012 to February 28, 2013

Actual	$1,000.00	$1,110.97	$4.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.28	$4.56

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 80 111 Pleasant Ridge Road Harrison, NY 10528	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 81 111 Pleasant Ridge Road Harrison, NY 10528	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Richard Yaffa Age: 80 111 Pleasant Ridge Road Harrison, NY 10528	Director	Indefinite – since 2005	President, Manhattan Products, Inc.	1	None

Interested Directors:

Vita Nelson 1,2 Age: 74 111 Pleasant Ridge Road Harrison, NY 10528	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

Principal Officers who are not Directors:

Lester Nelson 1 Age: 83 111 Pleasant Ridge Road Harrison, NY 10528	Secretary	Indefinite – since 1998	Law Firm of Lester Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
David Fish Age: 63 111 Pleasant Ridge Road Harrison, NY 10528	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

THE MP63 FUND, INC.

Additional Information (Unaudited)

February 28, 2013

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at MP63 Fund, Inc., 111 Pleasant Ridge Road, Harrison, NY  10528.  A copy will be sent to you within three (3) business days of receipt of your request.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,225 and $15,225 with respect to the registrant’s fiscal years ended February 28, 2013 and February 29, 2012, respectively.

(b)

Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,300 and $3,250 with respect to the registrant’s fiscal years ended February 28, 2013 and February 29, 2012, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee of The MP63 Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants.  As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

>   a review of the nature of the professional services expected to be provided,

>   review of the safeguards put into place by the accounting firm to safeguard independence, and

>   periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent  accountants.  Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence.  The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve.  The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

>   Annual Fund financial statement audits

>   SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

>   Accounting consultations

>   Agreed upon procedure reports

>   Attestation reports

>   Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated).

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; an

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

The Fund’s independent accountants do not perform individual tax services for management individuals of the Fund.  Other permitted services are subject to an Audit Committee pre-approval process.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy.  Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will NOT render services in the following categories of non-audit services:

>   Bookkeeping or other services related to the accounting records or financial statements of the Fund

>   Financial information systems design and implementation

>   Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

>   Actuarial services

>   Internal audit outsourcing services

>   Management functions or human resources

>   Broker or dealer, investment adviser, or investment banking services

>   Legal services and expert services unrelated to the audit

>   Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO THE MONEYPAPER ADVISORS, INC. AND THE MONEYPAPER ADVISORS, INC. AFFILIATES

Certain non-audit services provided to The Moneypaper Advisors, Inc. or any entity controlling, controlled by or under common control with The Moneypaper Advisors, Inc. that provides ongoing services to the Fund (The Moneypaper Advisors, Inc. Affiliates) will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated.  Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to The Moneypaper Advisors, Inc. Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to The Moneypaper Advisors, Inc. and The Moneypaper Advisors, Inc. Affiliates.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

With respect to the fiscal years ended February 28, 2013 and February 29, 2012, aggregate non-audit fees of $1,300 and $1,250, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended February 28, 2013 and February 29, 2012, the registrant’s accountant did not render any services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date April 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date April 23, 2013

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date April 23, 2013

* Print the name and title of each signing officer under his or her signature.